April 17th, 2025 Exhibit 99.1

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 FORWARD-LOOKING STATEMENTS We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “target,” “goal” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and, in the future, could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this presentation or otherwise made by our company or our management: We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2024 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings. • general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events; • the seasonality of our business; • our ability to attract, develop and retain qualified associates and manage labor-related costs; • difficulties arising from turnover in company leadership or other key positions; • the dependence on store traffic and the availability of suitable store locations on appropriate terms; • our continued growth in part through new store openings and existing store remodels and expansions; • our ability to successfully operate and expand internationally and related risks; • our independent franchise, license, wholesale and other distribution-related partners; • our direct channel business; • our ability to protect our reputation and our brand image; • our ability to attract customers with marketing, advertising, promotional programs and our loyalty program; • our ability to maintain, enforce and protect our trade names, trademarks and patents; • the highly competitive nature of the retail industry and the segments in which we operate; • consumer acceptance of our products and our ability to manage the life cycle of our brand, develop new merchandise and launch and expand new product lines successfully; • our ability to source, distribute and sell goods and materials on a global basis, including risks related to: ▪ political instability, wars and other armed conflicts, environmental hazards or natural disasters; ▪ significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas; ▪ duties, taxes, tariffs, and other charges; ▪ legal and regulatory matters; ▪ volatility in currency exchange rates; ▪ local business practices and political issues; ▪ delays or disruptions in shipping and transportation and related pricing impacts; ▪ disruption due to labor disputes; or ▪ changing expectations regarding product safety due to new legislation; • our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof; • the geographic concentration of third-party manufacturing facilities and our distribution facilities in central Ohio; • our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs; • the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations; • the spin-off of Victoria’s Secret may not be tax-free for U.S. federal income tax purposes; • fluctuations in foreign currency exchange rates; • fluctuations in product input costs; • fluctuations in energy costs; • our ability to adequately protect our assets from loss and theft; • claims arising from our self-insurance; • our and our third-party service providers’ ability to implement and maintain information technology systems and to protect associated data; • our ability to maintain the security of customer, associate, third-party and company information; • stock price volatility; • our ability to pay dividends and make share repurchases under share repurchase authorizations; • shareholder activism matters; • our ability to maintain our credit ratings; • our ability to service or refinance our debt and maintain compliance with our restrictive covenants; • our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security; • our ability to comply with regulatory requirements; • legal and compliance matters; and • tax, trade and other regulatory matters. 2

Why Bath & Body Works? Market leader in product categories with loyal and large customer base Ongoing newness in existing categories, expanding in new product categories and geographies Strong product innovation and development capabilities Consistent history of strong cash flow Predominantly U.S.- based and highly agile supply chain Experienced management team complemented by new leaders with diverse backgrounds 4

5 We Are Positioned at the Crossroads of Best-in-Class Vertical Retailer and CPG Business Attributes Bath & Body Works CPG Company Best-in-Class Vertical Retailer Control channels of distribution (stores and digital) Frequent newness and product launches - website and floorsets change every 4-6 weeks High “giftability” of products Passionate, knowledgeable sales associates; fun, engaging store experience Emotional connection between brand and customers Control innovation of product assortment, informed by global patterning and partnerships with fragrance houses Replenishment-like qualities / Repeat business Consistent traffic driven by every day, "use-up" categories Vertically integrated supply chain management Uniquely Differentiated Versus Competition

Our Business Is Enabled by an Agile Supply Chain Industry-leading speed in product development from concept to customer Formidable chase capabilities Long-term supplier relationships Predominately U.S. supply base • ~6,000+ new SKUs launched each year across channels, including 250+ new fragrances and 50+ new formulas • Development teams in New York and Columbus • Fragrance developers, R&D chemists and package engineers support product pipeline • Production agility and buy flexibility enable the speed replenishment model • Re-order speeds (Instant Program) as fast as 4 weeks to store: 12% in 2024 • Ability to leverage vertically integrated Beauty Park vendors • ~50 strategic, vendor relationships provide deep capabilities across product categories • Numerous vendor relationships for 15+ years • Beauty Park vertically-integrated for 12+ years; responsible for ~55% of finished goods and ~30% of components • Multi-sourced product and raw materials • 80% US-based supply chain, with more than half located in Ohio 6

Supply Chain Operations: Integrated Development and Production Engines Innovation, speed at scale, quality and agility fuels BBW’s growth 7 Development Engine Elevate our brand and products by bringing fragrance, formula and packaging newness to life Production Engine Enable a seamless experience by delivering products where and when the customers want them, at optimized cost Integrated with suppliers to execute, drive continuous improvements and build relevant capabilities Enabling capabilities: Strategic Engagement Data & Analytics Operational Excellence Sustainability Synced with extended supply chain and channels

End-to-end Control and Flexibility from Concept to Customer

~80%

US BASED SUPPLY CHAIN[1]

~6,000

NEW SKUS LAUNCHED EACH YEAR

Bath & Body Works



Product & Fragrance Development
Package Engineering
Commercializ. Services
Research & Development
Global Vendor Management
Scientific Affairs
Regulatory
Manufacturing Engineering
Quality Assurance
Production & Operations

Note 1 : 80% US based supply chain based on total spend

8

Beauty Park Overview A world-class vertical production campus with: Contract manufacturing Component production and packaging Gift set assembly Partnerships with leading fragrance houses 10+ STRATEGIC VENDORS ~775M FINISHED GOOD UNITS IN 2024 9

Beauty Park Strategic Advantages Agility and speed Newness and innovation Control and flexibility Cost, quality and risk management 10

Beauty Park History and Capabilities A world-class vertical production campus First units produced in 2011 Contract manufacturing for: Body creams Body lotions Body butters Hand creams Candles Eau de parfums / Eau de toilettes Fragrance mists Shower gels Soaps Sanitizers Wallflower bulbs Gifting assembly Component production for: Body care Home fragrance Soaps and sanitizers 11

CONTRACT MANUFACTURING COMPONENT PRODUCTION AND PACKAGING GIFT SET ASSEMBLY Beauty Park Strategic Vendors 12 TOTAL FINISHED GOODS PRODUCTION~55%In 2024

Speed at Work – Foaming Soap

	BEFORE BEAUTY PARK	TODAY
BOTTLE / CAP	Canada to Virginia ~570 MILES	Within Beauty Park 0.4 MILE
PUMP	China to Virginia ~12,000 MILES (boat + truck)	Within Beauty Park 0.3 MILE
FILLING	Virginia to Columbus ~400 MILES	Beauty Park to Columbus: 10 MILES
	~12,970 MILES 12 weeks to distribution center	**~11 MILES** 3 weeks to distribution center


Bath&BodyWorks
MADE WITHOUT SULFATES, PARABENS & DYES
KITCHEN LEMON
gentle & clean foaming hand soap
Bath&BodyWorks
MADE WITHOUT SULFATES, PARABENS & DYES

13

How Our Speed Menu Works

	Plan	Read & React	Chase
Bath & Body Works	Project inventory needs Typical season goal is to be ~60-70% bought in advance Commit to portion in advance **< 100%**	Analyze early-season sales data Adjust total production in-season up to **~40%**	Maintain flexibility with reorder speeds as fast as **4-5 weeks** Drive increased revenue from winners
Others	Committed to 100% of planned production months in advance	At risk of shipping or logistical delays	Potential to be overbought at end of seasons



Bath & Body Works

14

Global Supply Chain Overview 15 US ~80% Predominantly US based supply chain Global Spend by Country as of FY 2024 Note 1 : “Other” represents Vietnam, India, Cambodia & EU Note 2: USMCA compliance is based on our current analysis and subject to change Majority of Canada and Mexico sourcing is USMCA Compliant2 Bath & Body Works has worked to near shore / on shore over the past several years and our team of supply chain experts are committed to leveraging our existing US based supply chain and competitive chase capabilities to continue delivering high quality products.